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                                                                    EXHIBIT 10.6

                  THIRD AMENDMENT TO TAX ALLOCATION AGREEMENT




         THIS THIRD AMENDMENT to the TAX ALLOCATION AGREEMENT of the affiliated group of which TransAmerican Natural Gas Corporation, a Texas corporation ("TANG"), is a member (the "Affiliated Group") is made and entered into as of May 29, 1997 by and among each of the corporations identified on the signature page of this amendment.

         WHEREAS, a TAX ALLOCATION AGREEMENT dated as of August 24, 1993 was entered into by TANG, as common parent of the Affiliated Group, and other identified corporations (collectively with TANG, the "Members");

         WHEREAS, the TAX ALLOCATION AGREEMENT dated as of August 24, 1993 was amended by the FIRST AMENDMENT TO THE TAX ALLOCATION AGREEMENT dated as of March 9, 1994 and by the SECOND AMENDMENT TO THE TAX ALLOCATION AGREEMENT dated as of February 23, 1995 (as amended, the "AGREEMENT");

         WHEREAS, the Affiliated Group desires to add various corporations as Members to, and delete various corporations as Members from, the AGREEMENT;

         NOW, THEREFORE, the corporations listed on the execution pages of this THIRD AMENDMENT TO TAX ALLOCATION AGREEMENT hereto agree to amend the AGREEMENT as follows:

         1.      The following corporations shall be added as Members of the
AGREEMENT: (a) Southeast Marine, Inc., a Louisiana corporation, effective August 24, 1993; (b) TNGC Holdings Corporation, a Delaware corporation ("TNGC"), effective as of August 30, 1995; and (c) Signal Capital Holdings Corporation, a Delaware corporation ("SCHC"), effective as of January 28, 1997;

         2. Effective August 30, 1995, TNGC shall replace TANG each place in the AGREEMENT where TANG is referred to in its capacity as common parent of the Affiliated Group with respect to actions and other matters occurring after August 30, 1995;

         3. TransTexas Transmission Corporation, a Delaware corporation, and SCHC shall be deleted as Members of the AGREEMENT, and shall have no further rights, obligations, or liabilities
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thereunder, effective as of the "Closing Time" on May 29, 1997 as defined in section 1.02(c)(i) of that certain STOCK PURCHASE AGREEMENT dated May 29, 1997 by and between TransTexas Gas Corporation, as Seller, and First Union Bank of Connecticut, as trust, as Buyer.



                             * * * * * * * * * * *


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officer as of the date first set forth above.


                                           TNGC HOLDINGS CORPORATION


                                           By:
                                              ---------------------------------

                                           TRANSAMERICAN NATURAL GAS
                                            CORPORATION


                                           By:
                                              ---------------------------------


                                           TRANSAMERICAN REFINING
                                            CORPORATION


                                           By:
                                              ---------------------------------


                                           TRANSTEXAS GAS CORPORATION


                                           By:
                                              ---------------------------------



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
                                           TRANSTEXAS TRANSMISSION
                                           CORPORATION


                                           By:
                                              ---------------------------------


                                           TRANSAMERICAN PIPELINE
                                           CORPORATION


                                           By:
                                              ---------------------------------


                                           SOUTHERN STATES, INC.


                                           By:
                                              ---------------------------------



                                           SOUTHERN STATES EXPLORATION,
                                           INC.

                                           By:
                                              ---------------------------------


                                           LAREDO EXPLORATION, INC.


                                           By:
                                              ---------------------------------


                                           SOUTHERN PETROLEUM TRADING
                                           COMPANY, LTD.


                                           By:
                                              ---------------------------------





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                                           TRANSAMERICAN GAS TRANSMISSION
                                            CORPORATION


                                           By:
                                              ---------------------------------


                                           JRS REALTY INC.


                                           By:
                                              ---------------------------------


                                           JRS PROPERTIES, INC.


                                           By:
                                              ---------------------------------



                                           GOOD HOPE CHEMICAL CORP.


                                           By:
                                              ---------------------------------



                                           SOUTHEAST MARINE, INC.


                                           By:
                                              ---------------------------------


                                           TRANSAMERICAN ENERGY CORPORATION


                                           By:
                                              ---------------------------------



                                           SIGNAL CAPITAL HOLDINGS CORPORATION


                                           By:
                                              ---------------------------------





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